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                                                                    EXHIBIT 99.2
                               HEXCEL CORPORATION

                            LONG-TERM INCENTIVE PLAN

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I.        PURPOSE

          The purpose of the Hexcel Corporation Long-Term Incentive Plan (the "Plan") is to attract and retain and provide incentives to Employees, officers, directors and consultants of the Corporation, and to thereby increase overall shareholders' value. The Plan generally provides for the granting of stock, stock options, stock appreciation rights, restricted shares, other stock-based awards or any combination of the foregoing to the eligible participants.


II.       DEFINITIONS

          (a) "Award" includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, stock awards, restricted share awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

          (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Plan.

          (c)  "Board" means the Board of Directors of the Corporation.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the Executive Compensation and Organization Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to

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administer this Plan the members of which shall consist solely of members of the
Board who are "disinterested persons" within the meaning of Rule 16b-3 of the Exchange Act and are "outside directors" for purposes of Code Section 162(m)(4)(C) of the Code.

          (f) "Common Stock" means the $.01 par value common stock of the Corporation.

          (g)  "Corporation" means Hexcel Corporation, a Delaware corporation.

          (h)  "Employee" means an employee of the Corporation or a Subsidiary.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Fair Market Value" means the closing price for the Common Stock as reported in publications of general circulation for the New York Stock Exchange Composite Transactions on such date, or, if there were no sales on the valuation date, on the next preceding date on which such closing price was recorded; provided, however, that the Committee may specify some other definition of Fair Market Value with respect to any particular Award.

          (k) "Participant" means an Employee, officer, director or consultant who has been granted an Award under the Plan.

          (l)  "Plan Year" means a calendar year.

          (m) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.


III.      ELIGIBILITY

          Any Employee, officer, director (other than a director described in the next sentence) or consultant of the Corporation or Subsidiary selected by the Committee is eligible to receive an Award. A director shall not be eligible if he is (i) a member of


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the Committee; (2) a member of a Committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation of any Subsidiary unless such plan does not permit participation by directors; or (3) a former (within one year) member of the Committee or any committee administering any other such plan.


IV.       PLAN ADMINISTRATION

          (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees, officers, directors and consultants in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

          (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, as it may be amended from time to time.

          (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited.


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V.         CAPITAL STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

          (a) The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of
Section X, and subject to Section V(c) below, the maximum number of shares of Common Stock that shall be available for grants of Awards under this Plan shall be 1,000,000.

          (b) Any shares ceasing to be subject to a stock option or incentive stock option because of the surrender of such option in lieu of exercise shall become again available for Awards under the Plan. The grant of a restricted share Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted under the Plan.

          (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this
Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.


VI.       AWARDS UNDER THIS PLAN

          As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

          (a) STOCK OPTION. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine.


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          (b)  INCENTIVE STOCK OPTION.  An Award which may be granted only to
Employees in the form of a stock option which shall comply with the requirements of Code Section 422 or any successor section as it may be amended from time to time. The exercise price of any incentive stock option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the incentive stock option Award. Subject to adjustment in accordance with the provisions of Section X, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed the maximum number of shares provided in paragraph (a) of Section V above. To the extent that Code Section 422 requires certain provisions to be set forth in a written plan, said provisions are incorporated herein by this reference.

          (c) STOCK OPTION IN LIEU OF COMPENSATION ELECTION. A right given with respect to a year to a director, officer or key Employee to elect to exchange annual retainers, fees or compensation for stock options.

          (d) STOCK APPRECIATION RIGHT. A right which may or may not be contained in the grant of a stock option or incentive stock option to receive the excess of the Fair Market Value of a share of Common Stock on the date the option is surrendered over the option exercise price contained in the Award Agreement.

          (e) RESTRICTED SHARES. A transfer of Common Stock to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

          (f) DIVIDEND OR EQUIVALENT. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

          (g)  STOCK AWARD.  An unrestricted transfer of ownership of Common
Stock.

          (h) OTHER STOCK-BASED AWARDS. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this
Section VI.


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VII.       AWARD AGREEMENTS

          Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Corporation and Participant.


VIII.     OTHER TERMS AND CONDITIONS

          (a) ASSIGNABILITY. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except by will, by the laws of descent and distribution and during the lifetime of a Participant, the Award shall be exercisable only by such Participant.

          (b) TERMINATION OF EMPLOYMENT. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Corporation or a Subsidiary.

          (c) RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

          (d) NO OBLIGATION TO EXERCISE. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

          (e) PAYMENTS BY PARTICIPANTS. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation; (iv) by a combination of the methods described in (i) through (iii) above; or (v) by such other methods as the Committee may deem appropriate.


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          (f)  WITHHOLDING.  Except as otherwise provided by the Committee, (i)
the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

          (g) RESTRICTIONS ON SALE AND EXERCISE. With respect to officers and directors for purposes of Section 16 of the Exchange Act, and if required to comply with rules promulgated thereunder, (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of Common Stock by the Participant for at least six months from the date of grant, and (ii) Common Stock acquired pursuant to this Plan (other than Common Stock acquired as a result of the granting of a "derivative security") may not be sold for at least six months after acquisition.

          (h) Maximum Awards. The maximum number of shares of Common Stock that may be issued to any single Participant pursuant to options under this Plan is equal to the maximum number of shares provides for in paragraph (a) of
Section V.


IX.       TERMINATION, MODIFICATION AND AMENDMENTS

          (a) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

          (b) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation


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present or represented and entitled to vote at a duly held stockholders meeting.

          (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.


X.        RECAPITALIZATION

          The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.


XI.       NO RIGHT TO EMPLOYMENT

          No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in the other relationship with, the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.



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XII.  GOVERNING LAW

          To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of California.


XIII. SAVINGS CLAUSE

          This Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 under the Exchange Act. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.


XIV.      EFFECTIVE DATE AND TERM

          This Plan shall become effective immediately upon the effectiveness of the plan of reorganization filed by the Corporation with the United States Bankruptcy Court in the Corporation's Chapter 11 case which was commenced on December 6, 1993 (the "Plan of Reorganization"), subject to approval by stockholders of the Corporation within twelve months of such adoption as provided in Code Section 422(b)(1) and Rule 16b-3(b). Awards granted prior to such approval by the stockholders shall be subject to such approval. The Plan shall terminate on the tenth anniversary of the effective date of the Plan. No awards shall be granted after the termination of the Plan.


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